EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas Utility	$132.4	$138.0	$576.0	$453.9
Electric utility	152.0	154.7	315.0	304.2
Nonutility	258.1	238.3	448.3	473.5
Total operating revenues	542.5	531.0	1,339.3	1,231.6

OPERATING EXPENSES:
Cost of gas sold	43.7	50.7	314.6	207.9
Cost of fuel and purchased power	48.1	53.9	105.1	104.1
Cost of nonutility revenues	79.6	77.3	147.3	163.7
Other operating	247.9	209.4	455.5	425.0
Depreciation and amortization	75.8	68.8	149.6	135.0
Taxes other than income taxes	13.5	13.0	34.3	31.2
Total operating expenses	508.6	473.1	1,206.4	1,066.9

OPERATING INCOME	33.9	57.9	132.9	164.7

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	0.2	(50.6)	0.1	(57.3)
Other income - net	4.2	3.6	8.5	6.5
Total other income (expense)	4.4	(47.0)	8.6	(50.8)

INTEREST EXPENSE	21.9	21.5	44.0	45.0

INCOME (LOSS) BEFORE INCOME TAXES	16.4	(10.6)	97.5	68.9

INCOME TAXES	4.5	(4.8)	34.4	24.9

NET INCOME (LOSS)	$11.9	$(5.8)	$63.1	$44.0

AVERAGE COMMON SHARES OUTSTANDING	82.5	82.3	82.5	82.3
DILUTED COMMON SHARES OUTSTANDING	82.5	82.3	82.5	82.4

EARNINGS (LOSS) PER SHARE OF COMMON STOCK

BASIC	$0.14	$(0.07)	$0.76	$0.53

DILUTED	$0.14	$(0.07)	$0.76	$0.53

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas utility	$132.4	$138.0	$576.0	$453.9
Electric utility	152.0	154.7	315.0	304.2
Other	0.1	0.1	0.1	0.2
Total operating revenues	284.5	292.8	891.1	758.3

OPERATING EXPENSES:
Cost of gas sold	43.7	50.7	314.6	207.9
Cost of fuel and purchased power	48.1	53.9	105.1	104.1
Other operating	81.5	76.1	179.8	162.9
Depreciation and amortization	50.6	48.7	100.5	97.1
Taxes other than income taxes	12.5	12.2	32.6	29.7
Total operating expenses	236.4	241.6	732.6	601.7

OPERATING INCOME	48.1	51.2	158.5	156.6

OTHER INCOME - NET	3.7	3.0	7.6	4.8

INTEREST EXPENSE	16.7	15.7	33.4	33.6

INCOME BEFORE INCOME TAXES	35.1	38.5	132.7	127.8

INCOME TAXES	12.2	14.3	48.5	48.5

NET INCOME	$22.9	$24.2	$84.2	$79.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	June 30,	December 31,
	2014	2013

ASSETS
Current Assets
Cash & cash equivalents	$8.4	$21.5
Accounts receivable - less reserves of $8.1 &
$6.8, respectively	172.8	259.2
Accrued unbilled revenues	75.2	134.2
Inventories	80.3	134.4
Recoverable fuel & natural gas costs	25.6	5.5
Assets held for sale	348.3	—
Prepayments & other current assets	67.1	75.6
Total current assets	777.7	630.4

Utility Plant
Original cost	5,514.4	5,389.6
Less: accumulated depreciation & amortization	2,228.2	2,165.3
Net utility plant	3,286.2	3,224.3

Investments in unconsolidated affiliates	24.1	24.0
Other utility & corporate investments	38.2	38.1
Other nonutility investments	34.2	33.8
Nonutility plant - net	367.4	657.2
Goodwill - net	289.3	262.3
Regulatory assets	184.4	193.4
Other assets	46.1	39.1
TOTAL ASSETS	$5,047.6	$5,102.6

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$146.8	$227.2
Refundable fuel & natural gas costs	—	2.6
Accrued liabilities	198.8	182.1
Short-term borrowings	79.1	68.6
Current maturities of long-term debt	5.0	30.0
Liabilities held for sale	38.0	—
Total current liabilities	467.7	510.5

Long-term Debt - Net of Current Maturities	1,772.2	1,777.1

Deferred Credits & Other Liabilities
Deferred income taxes	670.7	707.4
Regulatory liabilities	400.2	387.3
Deferred credits & other liabilities	175.2	166.0
Total deferred credits & other liabilities	1,246.1	1,260.7

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.5 and 82.4 shares, respectively	713.0	709.3
Retained earnings	849.4	845.7
Accumulated other comprehensive (loss)	(0.8)	(0.7)
Total common shareholders' equity	1,561.6	1,554.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,047.6	$5,102.6

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$63.1	$44.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	149.6	135.0
Deferred income taxes & investment tax credits	0.4	25.7
Equity in (earnings) losses of unconsolidated affiliates	(0.1)	57.3
Provision for uncollectible accounts	3.2	3.9
Expense portion of pension & postretirement benefit cost	3.9	4.5
Other non-cash charges - net	3.9	4.8
Loss on assets held for sale	32.4	—
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	132.5	82.1
Inventories	0.5	24.7
Recoverable/refundable fuel & natural gas costs	(22.7)	6.7
Prepayments & other current assets	(3.6)	(11.5)
Accounts payable, including to affiliated companies	(80.3)	(99.4)
Accrued liabilities	(5.2)	(13.5)
Unconsolidated affiliate dividends	—	0.3
Employer contributions to pension & postretirement plans	(2.5)	(6.8)
Changes in noncurrent assets & investments	0.8	(4.6)
Changes in noncurrent liabilities	(2.0)	1.7
Net cash provided by operating activities	273.9	254.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	—	122.3
Dividend reinvestment plan & other common stock issuances	3.3	3.8
Requirements for:
Dividends on common stock	(59.4)	(58.4)
Retirement of long-term debt	(30.0)	(176.5)
Other financing activities	—	0.1
Net change in short-term borrowings	10.5	19.0
Net cash used in financing activities	(75.6)	(89.7)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Other collections	2.2	3.0
Requirements for:
Capital expenditures, excluding AFUDC equity	(195.1)	(171.4)
Business acquistion	(18.5)	—
Other investments	—	(10.4)
Net cash used in investing activities	(211.4)	(178.8)

Net change in cash & cash equivalents	(13.1)	(13.6)
Cash & cash equivalents at beginning of period	21.5	19.5
Cash & cash equivalents at end of period	$8.4	$5.9

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$0.7	$2.9	$39.0	$41.0
Electric Utility Services	19.9	18.9	39.2	33.5
Other Operations	2.3	2.4	6.0	4.8
Total Utility Group	22.9	24.2	84.2	79.3

Nonutility Group
Infrastructure Services	9.4	7.9	4.1	14.8
Energy Services	(1.8)	(0.8)	(4.8)	(2.2)
Coal Mining *		(3.7)		(9.7)
Other Businesses	(0.2)	(0.2)	(0.5)	(0.5)
Nonutility Group, excluding Coal Mining and ProLiance *	7.4	3.2	(1.2)	2.4

Corporate and Other	(0.2)	(0.3)	(0.6)	(0.2)

Vectren Consolidated, excluding Coal Mining and ProLiance *	$30.1	$27.1	$82.4	$81.5

Coal Mining	(18.2)		(19.3)

ProLiance		(32.9)		(37.5)

Vectren Consolidated	$11.9	$(5.8)	$63.1	$44.0

EARNINGS PER SHARE:
Utility Group	$0.28	$0.29	$1.02	$0.96
Nonutility Group, excluding Coal Mining and ProLiance *	0.09	0.04	(0.01)	0.03
Corporate and Other	—	—	(0.01)	—

EPS, excluding Coal Mining and ProLiance *	$0.37	$0.33	$1.00	$0.99

Coal Mining	(0.23)		(0.24)

ProLiance		(0.40)		(0.46)

Reported EPS	$0.14	$(0.07)	$0.76	$0.53

(*) Excludes Coal Mining Results in 2014 and ProLiance Results in 2013 - Years of Disposition

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

GAS UTILITY (Millions):
Residential Margin	$54.1	$53.2	$147.0	$144.7
Commercial Margin	13.4	13.3	43.7	42.3
Industrial Margin	12.1	12.5	30.9	29.8
Other Margin	2.8	2.4	6.4	5.4
Regulatory Expense Recovery Mechanisms	6.3	5.9	33.4	23.8
Total Gas Utility Margin	88.7	87.3	261.4	246.0
Cost of Gas Sold	43.7	50.7	314.6	207.9
Total Gas Utility Revenue	$132.4	$138.0	$576.0	$453.9

GAS SOLD & TRANSPORTED (MMDth):
Residential	8.2	8.2	53.9	46.8
Commercial	3.8	3.8	23.7	20.3
Industrial	23.7	25.1	59.7	56.1
	35.7	37.1	137.3	123.2

AVERAGE GAS CUSTOMERS
Residential	912,301	906,179	916,793	909,786
Commercial	84,576	84,285	85,036	84,628
Industrial	1,689	1,676	1,689	1,676
	998,566	992,140	1,003,518	996,090

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	83%	88%	115%	103%
Heating Degree Days (Indiana)	79%	101%	110%	101%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

ELECTRIC UTILITY (Millions):
Residential Margin	$36.9	$33.9	$76.0	$70.2
Commercial Margin	27.5	26.6	52.7	51.0
Industrial Margin	27.9	27.8	53.9	53.9
Other Margin	1.1	0.9	2.0	1.7
Regulatory Expense Recovery Mechanisms	1.8	2.0	6.6	4.5
Wholesale and Transmission	8.7	9.6	18.7	18.8
Total Electric Utility Margin	103.9	100.8	209.9	200.1
Cost of Fuel & Purchased Power	48.1	53.9	105.1	104.1
Total Electric Utility Revenue	$152.0	$154.7	$315.0	$304.2

ELECTRICITY SOLD (GWh):
Residential	328.9	307.2	740.9	679.4
Commercial	329.5	324.0	636.6	623.1
Industrial	692.4	698.0	1,352.5	1,357.3
Other Sales - Street Lighting	4.9	4.8	10.9	10.6
Total Retail	1,355.7	1,334.0	2,740.9	2,670.4
Wholesale	191.0	187.2	437.1	263.6
	1,546.7	1,521.2	3,178.0	2,934.0

AVERAGE ELECTRIC CUSTOMERS
Residential	124,169	123,717	124,308	123,712
Commercial	18,437	18,366	18,429	18,360
Industrial	116	114	116	115
Other	37	36	37	36
	142,759	142,233	142,890	142,223

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	132%	107%	131%	106%
Heating Degree Days (Indiana)	79%	101%	110%	101%